Supplement dated December 18, 2025
to the Flexible Premium Variable Annuity
Prospectuses listed below, each dated May 1, 2025,
Issued by Integrity Life Insurance Company
through its Separate Account I

AnnuiChoice® II
Pinnacle (on or before April 30, 1998); Pinnacle III (May 1, 1998 to July 15, 2001; only version sold in Oregon); Pinnacle IV (July 16, 2001 to April 30, 2007) and Pinnacle V (May 1, 2007 to December 31, 2011)
Pinnacle V (post 1-1-12)

NOTICE OF UNDERLYING FUND LIQUIDATION

On November 13, 2025, the Board of Trustees of the Fidelity VIP Target Volatility Portfolio (the “Liquidating Fund”), a Fund underlying your Contract, approved a plan of liquidation for the Liquidating Fund. It is anticipated that the liquidation will take place on or about January 28, 2026 (the “Liquidation Date”). As a result, on the Liquidation Date, the Variable Investment Option under your Contract that invests in the Liquidating Fund (the “Fidelity VIP Target Volatility Portfolio Investment Option”) will also be liquidated and will no longer be available for investment. You should disregard all references to the Fidelity VIP Target Volatility Portfolio Investment Option in your prospectus on and after the Liquidation Date.
If you have Contract value allocated to the Fidelity VIP Target Volatility Portfolio Investment Option at the close of business on the Liquidation Date, that Contract value will be automatically transferred to the Variable Investment Option that invests in the Fidelity VIP Government Money Market Portfolio (the “Money Market Variable Investment Option”).
You will receive a confirmation statement if any of your Account Value is automatically transferred to the Money Market Variable Investment Option as described above.
After the Liquidation Date, the Fidelity VIP Target Volatility Portfolio Investment Option will no longer be available for investment. Any request that we receive after the Liquidation Date for the allocation of contributions or Account Value to the Fidelity VIP Target Volatility Portfolio Investment Option will result in an allocation of such contribution or Account Value to the Money Market Variable Investment Option. In addition, the Fidelity VIP Target Volatility Portfolio Investment Option will be replaced by the Money Market Variable Investment Option under (i) any standing allocation instructions that you have on file with us (including under the Systematic Transfer Program, Customized Asset Rebalancing Program or Dollar Cost Averaging Program) and (ii) any investment requirements applicable to your Contract.
You are permitted to transfer Contract value among the Investment Options (including the Variable Investment Options listed in your prospectus and the Guaranteed Rate Options) that are available for investment under your Contract. Before the Liquidation Date, you may transfer any Account Value in the Fidelity VIP Target Volatility Portfolio Investment Option to one or more available Investment Options. Likewise, after the Liquidation Date, you may transfer Account Value in the Money Market Variable Investment Option to one or more available Investment Options. We will not count any transfer from the Fidelity VIP Target Volatility Portfolio Investment Option prior to the Liquidation Date or from the Money Market Variable Investment Option within 60 days following the Liquidation Date against the number of free transfers that you may perform in a Contract Year. Therefore, any such transfer will not result in a transfer fee or count against any limit on the number of free transfers that you may perform. You should review the summary prospectuses or prospectuses for the underlying Funds before transferring Contract value between sub-accounts.
On the Liquidation Date, the Money Market Variable Investment Option will be added as a permissible Investment Option for allocations up to 100% under GLIA Investment Strategy 2 and under GLIA Plus Investment Strategy 2
IL-79-17126-25121

for Contracts issued on or prior to the Liquidation Date. Contract owners with the Guaranteed Lifetime Income Advantage rider and/or Guaranteed Lifetime Income Advantage Plus rider with investments in the Fidelity VIP Target Volatility Portfolio Investment Option who do not want their Account Value to be transferred into the Money Market Variable Investment Option may make a one-time reallocation prior to or within 60 days following the Liquidation Date that will not trigger the 90-day waiting period for future reallocations. The Money Market Variable Investment Option will not be a permissible Investment Option under GLIA Investment Strategy 2 and under GLIA Plus Investment Strategy 2 for Contracts issued after the Liquidation Date.

If you have Account Value allocated to the Fidelity VIP Target Volatility Portfolio Investment Option, you will receive a transfer request form, postage-paid return envelope and the summary prospectus for the Fidelity VIP Government Money Market Portfolio with this supplement. If you would like to submit a transfer request, receive another copy of the current summary prospectus or prospectus for any of the underlying Funds, update your standing allocation instructions on file with us, or submit any other request, or if you have any questions, please contact our Administrative Office at:

Regular Mail:	Overnight Mail:
Integrity Life Insurance Company PO Box 5720 Cincinnati, Ohio 45201-5720	Integrity Life Insurance Company 400 Broadway, MS 74 Cincinnati, Ohio 45202-3341

Phone: 1-800-325-8583

    2